UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 16, 2010

Date of Report (Date of earliest event reported)

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy. 59
Waukesha, Wisconsin	53187
(Address of principal executive offices)	(Zip Code)

(262) 544-4811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(f)                               Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Generac Holdings Inc. (the “Company”) filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (Registration No. 333-162590) (as amended, the “Registration Statement”), which became effective on February 10, 2010 (such time, the “Effective Time”), and the related final prospectus (the “Prospectus”) on February 11, 2010.  The summary compensation table for the 2009 fiscal year which was included in the Registration Statement and Prospectus did not reflect 2009 non-equity incentive plan compensation and the employer matching contributions under the Company’s defined contribution plan because, at the Effective Time, these amounts were not yet calculable.

The table below has been updated to include the 2009 compensation information that was not calculable as of the Effective Time. Such amounts have now been determined upon the completion of the Company’s consolidated financial statements for the year ended December 31, 2009. New information (i.e., information that was not included in the Registration Statement) has been indicated by bold italics:

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Non-Equity Incentive Plan compensation ($)	Change in pension value ($)	All other compensation ($)(3)	Total ($)

Aaron Jagdfeld Chief Executive Officer	2009	400,000	—	9,936	84,000	24,629	7,350	525,915

York Ragen Chief Financial Officer	2009	183,086	—	497	51,765	2,679	4,125	242,152

Dawn Tabat Chief Operating Officer,Executive Vice President and Secretary	2009	450,000	—	9,936	94,500	120,137	7,350	681,923

Clement Feng Senior Vice President, Marketing	2009	270,000	266,591	2,484	48,600	2,452	7,350	597,477

Roger Schaus, Jr. Senior Vice President of Service Operations	2009	200,650	—	994	30,992	55,512	5,984	294,132

(1) The bonus amount consists of the special bonus granted to Mr. Feng in 2009 to repay and discharge in full a loan granted to Mr. Feng in 2007. A portion of the amount ($36,849) was paid in 2010, after the Effective Time.

(2) Represents the dollar amount recognized for financial statement reporting purposes with respect to 2009 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, but disregarding estimates of forfeitures related to service-based vesting conditions. There were no forfeitures of restricted stock held by the named executive officers during fiscal 2009. The compensation disclosed consists of the amortization expense resulting from the purchase of restricted shares of the Company’s Class A Common Stock (subsequently converted into common stock in connection with the Company’s initial public offering) by named executive officers at a discount from fair market value. For purposes of this calculation, the Company has assumed that the total discount from fair market value for the purchased Class A common shares is being amortized ratably over the vesting provisions of these restricted shares.

(3) All other compensation represents the employer matching contributions of the defined contribution plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAC HOLDINGS INC.

/s/ York A. Ragen
	Name:	York A. Ragen
	Title:	Chief Financial Officer

Date: March 16, 2010